                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                OCTOBER 22, 2001
                                ----------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. HORTON, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                         1-14122                 75-2386963
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)



           1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On October 23, 2001, D.R. Horton, Inc., a Delaware corporation ("D.R. Horton") announced that it had entered into an Agreement and Plan of Merger with Schuler Homes, Inc., a Delaware corporation, dated as of October 22, 2001 pursuant to which Schuler Homes would be merged into D.R. Horton. A copy of the merger agreement is attached hereto as Exhibit 2.1. The announcement was by means of a news release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         2.1 Agreement and Plan of Merger, dated as of October 22, 2001, between D.R. Horton, Inc. and Schuler Homes, Inc. (schedules and exhibits omitted, to be supplementally furnished to the Commission upon request).

         99.1     Joint Press Release dated October 23, 2001.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 24, 2001

                                        D. R. Horton, Inc.


                                        By: /s/ SAMUEL R. FULLER
                                           ------------------------------------
                                           Samuel R. Fuller
                                           Executive Vice President, Treasurer,
                                           and Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          EXHIBIT
-------         -------
2.1             Agreement and Plan of Merger, dated as of October 22, 2001, between D.R. Horton, Inc. and Schuler Homes, Inc. (schedules and exhibits omitted, to be supplementally furnished to the
                Commission upon request).

99.1            Joint Press Release dated October 23, 2001.